VENERABLE VARIABLE INSURANCE TRUST

Venerable US Large Cap Strategic Equity Fund

SUPPLEMENT DATED SEPTEMBER 23, 2025, TO THE SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2025

This Supplement updates certain information contained in the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) dated April 29, 2025, of the Venerable US Large Cap Strategic Equity Fund (the “Fund”), a series of Venerable Variable Insurance Trust (the “Trust”). You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus, and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380, or you can view, download, and print the documents at the Trust’s website at https://docs.venerable.com/#/venerable-variable-insurance-trust.

At a meeting held on September 16, 2025, the Board of Trustees of the Trust approved the appointment of Putnam Investment Management, LLC to serve as an additional non-discretionary investment sub-adviser to the Fund.

The following changes are being made to the Fund’s Summary Prospectus, Prospectus, and SAI, effective as of September 26, 2025:

I.	The sub-section titled “Non-Discretionary Sub-Advisers” under the section titled “Sub-Advisers” in the Fund’s Summary Prospectus and in the Fund Summary section of the Prospectus is deleted in its entirety and replaced with the following:

ClearBridge Investments, LLC, Brandywine Global Investment Management, LLC and Putnam Investment Management, LLC serve as non-discretionary investment sub-advisers to the Fund.

II.	The table in the section of the Prospectus titled “Non-Discretionary Sub-Advisers” under “MANAGEMENT – Sub-Advisers” with respect to the Fund is deleted in its entirety and replaced with the following:

Fund	Non-Discretionary Sub-Adviser
Venerable US Large Cap Strategic Equity Fund

Brandywine Global Investment Management, LLC

1735 Market Street, Suite 1800

Philadelphia, Pennsylvania 19103

ClearBridge Investments, LLC

One Madison Avenue

New York, New York 10010

Putnam Investment Management, LLC

100 Federal Street

Boston, Massachusetts 02110

III.	The table in the section of the SAI titled “Non-Discretionary Sub-Advisers” under “SUB-ADVISERS.” with respect to the Fund is deleted in its entirety and replaced with the following:

Fund	Name and Control Persons of the Non-Discretionary Sub-Adviser
Venerable US Large Cap Strategic Equity Fund	Brandywine Global Investment Management, LLC is indirectly wholly-owned and controlled by Franklin Resources, Inc., a publicly traded company operating as Franklin Templeton.
ClearBridge Investments, LLC is indirectly wholly-owned and controlled by Franklin Resources, Inc., a publicly traded company operating as Franklin Templeton.
Putnam Investment Management, LLC is a wholly-owned subsidiary of Putnam U.S. Holdings I, LLC, which is a wholly-owned subsidiary of Templeton Worldwide, Inc., which is a wholly-owned subsidiary of Legg Mason, Inc., which is a wholly-owned subsidiary of Franklin Resources, Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE